UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
October 24, 2018
Date of Report (Date of earliest event reported)

ADVANCED MICRO DEVICES, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-07882	94-1692300
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

2485 Augustine Drive

Santa Clara, California 95054
(Address of principal executive offices) (Zip Code)
(408) 749-4000
(Registrant’s telephone number, including area code)
N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.
Item 7.01 Regulation FD Disclosure.
The information in this report furnished pursuant to Items 2.02 and 7.01, including Exhibit 99.1 attached hereto, shall not be deemed “filed” for the purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. It may only be incorporated by reference in another filing under the Exchange Act or the Securities Act of 1933, as amended, if such subsequent filing specifically references the information furnished pursuant to Items 2.02 and 7.01 of this report.
On October 24, 2018, Advanced Micro Devices, Inc. (the “Company”) announced its financial position and results of operations as of and for its fiscal quarter ended September 29, 2018 in a press release that is attached hereto as Exhibit 99.1.
The Company will hold a conference call on October 24, 2018 at 2:30 p.m. PT (5:30 p.m. ET) to discuss its third quarter 2018 financial results and forward-looking financial guidance. The Company will post its forward-looking guidance on its website at ir.amd.com following the conference call.

To supplement the Company’s financial results presented on a U.S. Generally Accepted Accounting Principles (“GAAP”) basis, the Company’s earnings press release contains non-GAAP financial measures, including non-GAAP gross margin, non-GAAP operating expenses, non-GAAP operating income (loss), non-GAAP net income (loss), non-GAAP earnings (loss) per share, Adjusted EBITDA and free cash flow. The Company believes that the supplemental non-GAAP financial measures assist investors in comparing the Company's core performance by excluding items that it believes are not indicative of the Company’s underlying operating performance. The Company cautions investors to carefully evaluate the financial results calculated in accordance with GAAP and the supplemental non-GAAP financial measures and reconciliations. The Company’s non-GAAP financial measures are not intended to be considered in isolation and are not a substitute for, or superior to, financial measures calculated in accordance with GAAP.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

EXHIBIT INDEX
Exhibit No.	Description
99.1	Press release dated October 24, 2018

SIGNATURE

Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 24, 2018	ADVANCED MICRO DEVICES, INC.

	By:	/s/ Devinder Kumar
	Name:	Devinder Kumar
	Title:	Senior Vice President, Chief Financial Officer & Treasurer